UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2019

Power Solutions International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35944	33-0963637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (630) 350-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	—	—

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Huisheng Liu; Appointment of Guogang Wu

On August 15, 2019, Huisheng Liu submitted his resignation from the Board of Directors (the “Board”) of Power Solutions International, Inc. (the “Company”) and all committees thereof, effective August 20, 2019. Mr. Liu was a member of the Board’s compensation committee. Mr. Liu’s resignation is not based upon any disagreement with the Company on any matter relating to the respective operations, policies, or practices of the Company. Mr. Liu was a director designated by Weichai America Corp. (“Weichai”), a significant stockholder of the Company, pursuant to the Investor Rights Agreement, dated as of March 31, 2017, by and between the Company and Weichai (the “Investor Rights Agreement”), the terms of which were previously reported in the Company’s Current Report on Form 8-K filed on March 27, 2017. Weichai designated Guogang Wu for appointment as a director pursuant to the Investor Rights Agreement, and, on August 20, 2019, the Board appointed Mr. Wu as a director effective immediately.

Mr. Wu, age 41, has served as the Chief Financial Officer, International Business of Weichai Group Holdings Limited (“Weichai Group”), a multi-field and multi-industry international group which owns six business segments made up of powertrain, intelligent logistics, automotive, construction machinery, luxury yacht and finance & after-services, and an affiliate of Weichai, since 2014. Mr. Wu also serves as a member of the board of directors of Weichai and a number of Weichai affiliates. Mr. Wu joined Weichai Group in 2012 and previously served as Senior Manager, International Business. Prior to joining Weichai Group, Mr. Wu was employed at PriceWaterhouseCoopers in various roles of increasing seniority from 2003 until 2012. Mr. Wu earned a Bachelor’s Degree in International Business in July 2000 and a Master’s Degree in Management in March 2003 from School of Management, University of Science and Technology Beijing, China.

In connection with his appointment to the Board, Mr. Wu will be compensated with an annual retainer fee of $50,000 and $1,000 for each Board and committee meeting. Mr. Wu is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER SOLUTIONS INTERNATIONAL, INC.

By:	/s/ Charles F. Avery, Jr.
Charles F. Avery, Jr. Chief Financial Officer

Dated: August 21, 2019